Exhibit 10.17

AMENDMENT NUMBER ONE

TO PORTAL AGREEMENT

Ellie Mae, Inc. and First American

THIS AMENDMENT NUMBER ONE (“Amendment”) is made this May 1, 2009 (the “Amendment Effective Date”) by and between Ellie Mae, Inc., a California corporation (“Ellie Mae”) and First American Real Estate Solutions LLC, a California limited liability company, First American CoreLogic, Inc., a Delaware corporation (successor-in-interest to First American Real Estate Solutions, L.P.), eAppraiseIT LLC, a Delaware limited liability company, First American Title Insurance Company, a California corporation, First Advantage Credco, LLC (dba First American Credco), a Delaware limited liability company, First American Flood Hazard Certification LLC, a Delaware limited liability company, and First American Real Estate Tax Service, LLC, a Delaware limited liability company (collectively, “First American”), and amends the Portal Agreement dated January 1, 2007 between Ellie Mae and First American.

WITNESSETH

WHEREAS, First American and Ellie Mae desire to amend the Portal Agreement pursuant to the terms set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The preamble of the Agreement is hereby amended to reflect that First American CoreLogic, Inc. is the successor-in-interest to First American Real Estate Solutions L.P.

2.	The preamble of the Agreement is hereby amended to add First Advantage Credco LLC as a party to the Agreement.

3.	The preamble of the Agreement is hereby amended to replace First American Real Estate Solutions of Texas, L.P., a Texas limited partnership, with First American Real Estate Tax Service LLC and First American Flood Hazard Certification LLC, as tax and flood services are now provided through their own respective companies.

4.	Wherever found in the Agreement, Amendments, Exhibits or Schedules, “First American Nationwide Documents” is hereby deleted and replaced with “First American Loan Production Services.”

5.	Section 11.5 (Notices) is hereby amended to omit “Kathleen M. Collins” and reflect that notices sent to First American Real Estate Information Services, Inc. should be directed to “General Counsel.”

6.	Schedule A is hereby replaced in its entirety with the attached, updated Schedule A dated February 2009.

7.	Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect and unchanged.

IN WITNESS WHEREOF, First American and Bank each have caused this Amendment to be signed and delivered by its duly authorized representative.

Ellie Mae, Inc.	First American Real Estate Solutions LLC

/s/ Richard Roof	/s/ Craig J. Zinda
Signature	Signature
Richard Roof	Craig J. Zinda
Name	Name
SVP	V.P.
Title	Title

First American CoreLogic, Inc.	First American Flood Hazard Certification LLC

/s/ Margaret Yonkovich	/s/ Vicki Chenault
Signature	Signature
Margaret Yonkovich	Vicki Chenault
Name	Name
CFO	President
Title	Title

First American Real Estate Tax Service LLC	First Advantage Credco, LLC (dba First American Credco)

/s/ Lucy A. Przybyla	/s/ John T. Bauer
Signature	Signature
Lucy A. Przybyla	John T. Bauer
Name	Name
President	EVP
Title	Title

First American Title Insurance Company	First American Title Insurance Company

/s/ Michelle Eberhart	/s/ Larry Godec
Signature	Signature
Michelle Eberhart	Larry Godec
Name	Name
V.P., Director, Cross-Sell Division	CIO
Title	Title

eAppraiseIT LLC

/s/ David Feldman
Signature
David Feldman
Name
President
Title